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                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 1
                                IDS FUNDS
                        IDS PROGRESSIVE FUND, INC.
                              June 30, 1999
                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------
 1. Election of Board members.

                                H. Brewster Atwater, Jr.

    Affirmative          40,028,007.947          54.123%           97.795%
    Withhold                902,528.583           1.220%            2.205%

    TOTAL                40,930,536.530          55.343%          100.000%

                                Arne H. Carlson

    Affirmative          39,956,196.648          54.026%           97.620%
    Withhold                974,339.882           1.317%            2.380%

    TOTAL                40,930,536.530          55.343%          100.000%

                                Lynne V. Cheney

    Affirmative          40,029,893.160          54.125%           97.800%
    Withhold                900,643.370           1.218%            2.200%

    TOTAL                40,930,536.530          55.343%          100.000%

                                William H. Dudley

    Affirmative          40,023,083.438          54.116%           97.783%
    Withhold                907,453.092           1.227%            2.217%

    TOTAL                40,930,536.530          55.343%          100.000%

                                David R. Hubers

    Affirmative          40,051,723.175          54.155%           97.853%
    Withhold                878,813.355           1.188%            2.147%

    TOTAL                40,930,536.530          55.343%          100.000%

                                Heinz F. Hutter

    Affirmative          40,007,842.343          54.095%           97.746%
    Withhold                922,694.187           1.248%            2.254%

    TOTAL                40,930,536.530          55.343%          100.000%

                                Anne P. Jones

    Affirmative          40,034,563.882          54.131%           97.811%
    Withhold                895,972.648           1.212%            2.189%

    TOTAL                40,930,536.530          55.343%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                                IDS FUNDS
                        IDS PROGRESSIVE FUND, INC.
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

                                William R. Pearce

    Affirmative          39,979,826.074          54.057%           97.677%
    Withhold                950,710.456           1.286%            2.323%

    TOTAL                40,930,536.530          55.343%          100.000%

                                Alan K. Simpson

    Affirmative          39,975,437.848          54.052%           97.667%
    Withhold                955,098.682           1.291%            2.333%

    TOTAL                40,930,536.530          55.343%          100.000%

                                John R. Thomas

    Affirmative          40,054,549.088          54.158%           97.860%
    Withhold                875,987.442           1.185%            2.140%

    TOTAL                40,930,536.530          55.343%          100.000%

                                C. Angus Wurtele

    Affirmative          40,030,727.373          54.126%           97.802%
    Withhold                899,809.157           1.217%            2.198%

    TOTAL                40,930,536.530          55.343%          100.000%

 2. Ratify the selection of independent auditors

    Affirmative          39,756,348.959          53.755%           97.131%
    Against                 522,413.505            .707%            1.277%
    Abstain                 651,774.066            .881%            1.592%

    TOTAL                40,930,536.530          55.343%          100.000%

 3. Change the Fund name from "IDS" to "AXP"

    Affirmative          36,962,479.625          49.978%           90.305%
    Against               3,237,715.026           4.377%            7.911%
    Abstain                 730,341.879            .988%            1.784%

    TOTAL                40,930,536.530          55.343%          100.000%



                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 3
                                IDS FUNDS
                        IDS PROGRESSIVE FUND, INC.
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL        73,958,011.522

    VOTED SHARES        40,930,536.530

    PERCENT VOTED               55.343%
                                                            C48



                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 1
                                IDS FUNDS
                    IDS PROGRESSIVE FUND, INC. CLASS B
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

    4. Approve a new shareholder service and distribution plan

    Affirmative           5,671,036.188          45.379%           89.435%
    Against                 476,053.022           3.809%            7.508%
    Abstain                 193,846.069           1.552%            3.057%

    TOTAL                 6,340,935.279          50.740%          100.000%

    Not Voting                  972.000





                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                                IDS FUNDS
                    IDS PROGRESSIVE FUND, INC. CLASS B
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL        12,497,030.137

    VOTED SHARES         6,341,907.279

    PERCENT VOTED               50.747%
                                                            C48



                  SHAREHOLDER RESPONSE SUMMARY REPORT             Page 1
                                IDS FUNDS
                 IDS PROGRESSIVE FUND, INC. CLASSES A & B
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

    4. Approve a new shareholder service and distribution plan

    Affirmative          33,768,362.726          46.476%           87.821%
    Against               3,418,340.320           4.704%            8.890%
    Abstain               1,264,561.698           1.741%            3.289%

    TOTAL                38,451,264.744          52.921%          100.000%

    Not Voting            1,179,235.000





                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                                IDS FUNDS
                 IDS PROGRESSIVE FUND, INC. CLASSES A & B
                              June 30, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL        72,657,974.736

    VOTED SHARES        39,630,499.744

    PERCENT VOTED               54.544%
                                                            C48

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